UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: June 5, 2013


                               HINTO ENERGY, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)


              Wyoming                                   000-26317                               84-1384961
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  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)


                    7609 Ralston Road, Arvada, Colorado 80002
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               (Address of Principal Executive Offices) (Zip Code)


                                 (303)-647-4850
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               Registrant's telephone number, including area code



          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

        SECTION 4 - MATTERS RELATED TO ACCOUNTANTS & FINANCIAL STATEMENTS

Item 4.01 - Changes in Registrant's Certifying Accountant.

The Board of Directors of Hinto Energy, Inc. ("the Company") appointed BF Borgers, CPA PC as the Company's the independent registered public accountant on June 5, 2013. The Company's prior independent registered public accountant, Borgers & Cutler, CPA, PC resigned on June 3, 2013, as reported in the Company's Current Report on Form 8-K filed on June 4, 2013.

The action to engage new auditors was approved by the Board of Directors. No audit committee exists, other than the members of the Board of Directors.

The audits for the fiscal years ended December 31, 2011 and 2010 and the cumulative period of January 1, 2012 through September 30, 2012, were handled by Ronald Chadwick, PC. and through the date of termination, April 15, 2013, no disagreements exist with the former independent registered public accountant on any matter of accounting principles or practices, financial statement disclosure, internal control assessment, or auditing scope of procedure, which disagreements if not resolved to the satisfaction of the former accountant would have caused them to make reference in connection with their report to the subject of the disagreement(s).

The Independent Auditor Report by Ronald Chadwick, PC for the fiscal years ended December 31, 2010 and 2011, contained an opinion which included a paragraph discussing uncertainties related to continuation of the Company as a going concern.

Prior to engaging BF Borgers, CPA, PC, the Company had not consulted BF Borgers, CPA, PC regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Company's financial statements or a reportable event, nor did the Company consult with BF Borgers, CPA, regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                     HINTO ENERGY, INC.




                                By:   /s/ George Harris
                                          -------------
                                          George Harris, Chief Executive Officer


Date: June 6, 2013